SUPPLEMENT DATED MAY 3, 2010
TO
PROSPECTUS DATED MAY 1, 2003

WEALTHQUEST VARIABLE ANNUITY II
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

Effective May 1, 2010, the Van Eck Worldwide Insurance Trust Board changed the name of the Trust from “Van Eck Worldwide Insurance Trust” to “Van Eck VIP Trust.” The Board also changed the names of all funds of the Trust by removing the name “Worldwide” and replacing with “VIP” in each name.

In the WealthQuest Variable Annuity II prospectus, the following changes should be made:

•	Anywhere “Van Eck Worldwide Insurance Trust” appears, delete it and replace with “Van Eck VIP Trust.’

•	Anywhere “Van Eck Worldwide Hard Assets Fund” appears, delete it and replace with “Van Eck VIP Global Hard Assets Fund.”

•	Anywhere “Van Eck Worldwide Emerging Markets Fund” appears, delete it and replace with “Van Eck VIP Emerging Markets Fund.”

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE